EXTENSION AGREEMENT

         THIS EXTENSION AGREEMENT (the "Extension Agreement") is made and entered into as of the 25th day of August, 1999, between CIRCLE GROUP INTERNET, INC. ("Buyer"); INTERNET BROADCAST COMPANY, INC., a Florida corporation ("the Company"); and CIG SECURITIES, INC., a Florida corporation and wholly-owned subsidiary of the Company ("CIG").

                                     RECITAL

         Buyer and the Company entered into that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated March 8, 1999, which grants to Buyer the right to purchase 100% of the issued and outstanding shares of CIG's Common Stock, subject to the terms and conditions set forth in the Stock Purchase Agreement.

         Buyer and the Company entered into an Extension Agreement on June 25, 1999 extending the Expiration Date of the Stock Purchase Agreement until August 25, 1999.

         Buyer and the Company wish to extend the Expiration Date of the Stock Purchase Agreement without otherwise altering the duties or obligations of either party to the Stock Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and the receipt of $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to the following:

         The Expiration Date of the Stock Purchase Agreement shall be extended sixty (60) days, from the date of this Extension Agreement.

         All other provisions of the Stock Purchase Agreement shall remain unchanged.

         IN WITNESS WHEREOF, the parties to this Extension Agreement have caused this Extension Agreement to be executed as of the date first above written.

BUYER:                                 COMPANY:

CIRCLE GROUP INTERNET, INC.            INTERNET BROADCASTING
                                       COMPANY, INC.
/s/  Frank K. Menon
Frank K. Menon, President              /s/  Bradley Levine, President
-------------------------              ------------------------------
                                       Bradley Levine, Executive Vice President

                                       CIG:

                                       /s/  Bradley Levine, President
                                       -------------------------------
                                       Bradley Levine, President